                                                                   EXHIBIT 10.52


                   AMENDMENT NUMBER 2 OF EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, effective as of July 1, 2000 is by and between Radiologix, Inc., a Delaware corporation (the "Company"), and Paul M. Jolas ("Jolas").

         WHEREAS, the parties to this Amendment entered into that certain Employment Agreement, dated as of July 31, 1996, which was amended pursuant to that certain Amendment of Employment Agreement, dated as of January 1, 1999 (collectively, the "Employment Agreement"); and

         WHEREAS, the Company and Jolas desire to enter into this Amendment in order to reflect an increase in Jolas' base salary and to make certain other amendments;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

         1. The Employment Agreement is hereby amended to delete the existing
Section 3.1 and to add the following as a new Section 3.1:

         "Section 3.1 SALARY. For the performance of Jolas' duties hereunder, the Company shall pay Jolas an annual salary of $210,000, payable (less required withholdings) no less frequently than every two weeks."

         2. For purposes of delivering notice to the Company, the address that should be inserted into Section 6.8 should be as follows:

         "Radiologix, Inc.
          3600 Chase Tower, 2200 Ross Avenue
          Dallas, Texas 75201-2776."


         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment effective as of the date first written above.

                                            RADIOLOGIX, INC.


                                            By: /s/  MARK L. WAGAR
                                               ------------------------
                                                Mark L. Wagar
                                                Chairman and CEO


                                            JOLAS:


                                            By: /s/  PAUL M. JOLAS
                                               ------------------------
                                                Paul M. Jolas